INVENTORY	12 Months Ended
Jun. 30, 2026
INVENTORY [Abstract]
INVENTORY	INVENTORY
Inventories are stated at the lower of cost and net realizable value as described in Note 1(h). During the half year ended December 31, 2025, the Company began capitalizing raw material costs as inventory following commercial milestones achieved during the period. Prior to that point, all such costs were expensed as research and development expense.

No write-down charges were recorded, during the periods ended June 30, 2026 and 2025.

As of June 30, 2026, the Company had $3,907,597 in inventory, primarily related to raw material, including the scrap and feedstock received from the government as described in Note 1(h) (2025: nil). No inventory was pledged as security for liabilities.